UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2021

____________________

SELECT INTERIOR CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-38632	47-4640296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 1760 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 701-4737

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On May 9, 2021, Select Interior Concepts, Inc. (the “Company”), Residential Design Services, LLC, an indirect wholly-owned subsidiary of the Company (the “Seller”), and L.A.R.K. Industries, Inc., a direct wholly-owned subsidiary of Seller (“LARK”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Signal Holdco, LP, the parent of Interior Logic Group and a portfolio company of Blackstone (“Purchaser”), pursuant to which Purchaser has agreed to purchase all of the issued and outstanding shares of common stock of LARK from Seller (the “RDS Divestiture”).  LARK, together with its subsidiaries, operates the Company’s Residential Design Services business (the “RDS Business”).  The total price payable by Purchaser for the RDS Business is $215 million in cash, subject to certain adjustments as provided in the Purchase Agreement based on transaction expenses and the cash, indebtedness and net working capital of the RDS Business at the closing. The Company expects the transaction to close during mid-2021.

The closing of the RDS Divestiture is subject to the satisfaction or waiver of certain customary conditions to closing, including, the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase Agreement contains customary representations, warranties and covenants from the Company, the Seller and Purchaser.  The representations and warranties in the Purchase Agreement terminate at, and do not survive, the closing of the RDS Divestiture.

At or before the closing of the RDS Divestiture, the Company and Purchaser will enter into a transition services agreement with Purchaser pursuant to which the Company, Purchaser and each company’s respective affiliates will provide to each other various transition services, including human resources, financial, accounting, tax, IT and other support services. The services generally will commence on the closing date of the RDS Divestiture and will generally terminate no later than twelve months after the closing of the RDS Divestiture.

The Company intends to use the proceeds from the RDS Divestiture to repay all of its outstanding indebtedness and capital lease obligations and any remaining proceeds, after paying customary transaction expenses, for general corporate purposes.

The foregoing description of the Purchase Agreement and the RDS Divestiture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement contains various representations and warranties made by the parties solely for the benefit of the other parties to the Purchase Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to the other parties in connection with the Purchase Agreement, (iii) are subject to materiality and material adverse effect qualifications contained in the Purchase Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the other party or its business. Investors should not rely on the representations or warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the RDS Business, the Company, or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Form 10-Q and other documents that the Company files or has filed with the SEC.

Item 7.01     Regulation FD Disclosure.

On May 10, 2021, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including exhibit 99.1 attached hereto, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Cautionary Forward-Looking Statements

As discussed herein and therein, this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
2.1	Equity Purchase Agreement, dated May 9, 2021, by and among, Select Interior Concepts, Inc., Residential Design Services, LLC, L.A.R.K. Industries, Inc. and Signal Holdco, LP.
99.1	Press Release, dated May 10, 2021 announcing the entry into the Equity Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ L.W. Varner, Jr.
Name: L.W. Varner, Jr.
Title: Chief Executive Officer